CALAMOS INVESTMENT TRUST

Supplement dated March 30, 2022 to the

CALAMOS® FAMILY OF FUNDS

Prospectus dated March 1, 2022

Effective immediately, the following is added at the end of the section titled “Other Information Regarding Fund Shares” on page 113 of the Prospectus:

Transferring Shares to Another Financial Intermediary

You may transfer existing shares of the Calamos Funds from one financial intermediary to another financial intermediary provided that the receiving financial intermediary has entered into an agreement with the Funds’ Distributor.  Certain shareholder services may not be available for the transferred shares and all future trading of these shares must be coordinated by the receiving firm.  Before requesting a transfer of shares, existing shareholders should first contact the receiving financial intermediary to determine which share classes are available at that financial intermediary and what services are available to any transferred shares.

If you hold shares through a financial intermediary, please also see the “Reduced sales charges available through certain financial intermediaries” section for more information.

Please retain this supplement for future reference.